UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 12, 2007

ROKWADER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-125314	73-1731755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23950 Craftsman Road, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(818) 224-3675

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01    Entry into a Material Definitive Agreement.

On February 12, 2007, the Registrant entered into a Securities Exchange Agreement (the “Agreement”) to acquire all of the issued and outstanding capital stock of Latigo Shore Music, Inc., a private company (“Latigo”), in exchange for 70,000 shares of the Registrant’s common stock, plus $30,000 and an earn-out to acquire up to an additional 200,000 shares of common stock upon Latigo achieving certain earnings for the period commencing on the close of the Agreement and ending December 31, 2008. At the closing Latigo will become a wholly owned subsidiary of the Registrant and the Latigo shareholders will own approximately 4.8% of the Registrant’s issued and outstanding common stock. The acquisition of Latigo is valued at $100,000.

The closing of the transaction is subject to certain covenants, conditions and representations, financial statements, various due diligence requirements, the declaring effective by the SEC of Registrants post-effective amendment to its registration statement and that at least 51% of investors who purchased shares in the Registrant’s IPO will reconfirm their investment in the Registrant. There is no assurance that this transaction will close.

If the Registrant and Latigo have not effected the acquisition by May 2, 2007, the Agreement shall automatically terminate.

Latigo Shore Music, Inc. is a music production company, whose purpose is to create viable entertainment assets in the music recording field. The initial major function of Latigo would be to actively pursue and sign emerging musical talent, notably singers and songwriters. Latigo owns a 50% interest in the Andrew Dorff musical catalog, which consists of 107 original songs. It also owns two master recordings of finished CD’s by Mr. Steve Dorff, entitled Pacific Sunrise and You Set My Dreams to Music which have not yet had major distribution. Additionally, Latigo has a contract to produce and market a young, upcoming singer/songwriter and is currently in production on his first recording. Mr. Steve Dorff has also offered his services non-exclusively as a producer for Latigo’s music production business and given Latigo a right of first refusal to any future productions he may undertake.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02    Unregistered Sales of Equity Securities.

See Item 1.01 above

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Item

2.1	Securities Exchange Agreement between the Registrant and Latigo Shore Music, Inc., dated February 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKWADER, INC.

Date: February 14, 2007	/s/ Yale Farar
Yale Farar, President (Principal Executive Officer)

Date: February 14, 2007	/s/ Mitchell W. Turk
Mitchell W. Turk, Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Item

2.1	Securities Exchange Agreement between the Registrant and Latigo Shore Music, Inc., dated February 12, 2007.